Exhibit 10.18(b)(4)

AMENDMENT NO. 3 TO

FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 3 to the Fourth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of July 30, 2021, among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each of the entities party hereto identified as a “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), each of the entities party hereto identified as a “Company” (together with any of their respective successors and assigns hereunder, the “Companies”) and Wells Fargo Bank, N.A., as agent for the Purchasers or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”), amending the Fourth Amended and Restated Receivables Purchase Agreement, dated as of August 16, 2018 (as amended by Amendment No. 1 thereto, dated February 28, 2020, and Amendment No. 2 thereto, dated as of July 31, 2020, the “Existing Agreement,” and as further amended, modified or supplemented from time to time, including through the date hereof, the “Receivables Purchase Agreement”).

RECITALS

The parties hereto are the current parties to the Existing Agreement and they now desire to amend the Existing Agreement, subject to the terms and conditions hereof, as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Existing Agreement.

Section 2.  Amendment of Existing Agreement. Subject to the terms and conditions set forth herein, the Existing Agreement is hereby amended as follows:

(a)The definition of “Liquidity Termination Date” in Exhibit I of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“Liquidity Termination Date” means August 31, 2021.

Section 3.Conditions to Effectiveness of Amendment.This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a)Amendment. The Agent and each Seller Party shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b)Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of each Seller Party contained

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

(c)No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).

Section 4.Miscellaneous.

(a)Effect; Ratification. This Amendment is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Existing Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which the Agent, any Company or Financial Institution (or any of their respective assigns) may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Existing Agreement or to the “Receivables Purchase Agreement” shall mean the Existing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

(d)Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

(g)WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,
as Seller

By:	/s/ Darrel Jackson
Name:	Darrel Jackson
Title:	Director

AVNET, INC., as Servicer

By:	/s/ Joseph L. Burke
Name:	Joseph L. Burke
Title:	Vice President and Treasurer

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

WELLS FARGO BANK, N.A.,
as a Company and as a Financial Institution

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Vice President

WELLS FARGO BANK, N.A.,
as Agent

By:	/s/ Jonathan Davis
Name:	Jonathan Davis
Title:	Vice President

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

TRUST BANK,
as a Company and as a Financial Institution

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	SVP

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a
Company and as a Financial Institution

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Senior Vice President

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

LIBERTY STREET FUNDING LLC,
as a Company

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Financial Institution

By:	/s/ Doug Noe
Name:	Doug Noe
Title:	Managing Director

AMENDMENT NO. 3 TO

AVNET RECEIVABLES PURCHASE AGREEMENT

BANK OF AMERICA, N.A.,
as a Company and as a Financial Institution

By:	/s/ Christopher Haynes
Name:	Christopher Haynes
Title:	Senior Vice President